Exhibit 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Hampton's Luxury Homes, Inc.. (the "Company") on Form 10-QSB for the period ended September 30, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Dalene, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Frank Dalene
Frank Dalene
Chief Financial Officer
May 27, 2005